Long-Term Investment	12 Months Ended
Dec. 31, 2010
Long-Term Investment [Abstract]
LONG-TERM INVESTMENT
13.	LONG-TERM INVESTMENT
Equity method investment
On October 1, 2008, the Company completed the purchase of 33% equity interest in Link Result, a China-based company providing IT outsourcing services to multinational financial institutions, with an investment cost of $841, including $330 of cash consideration paid to selling shareholders, $495 of capital injection to the investee in the form of an indefinite-lived interest-free loan and $16 of acquisition costs. The Company accounted for the investment using equity method of accounting because the Company has the ability to exercise significant influence over the investee. On July 2, 2010, the Company acquired the remaining equity interest of Link Result as set out in Note 4.
In September 2010, VanceInfo BVI, through one of its subsidiaries, made a strategic investment in Salsatec Corporation Pty. Ltd. (“Salsatec”), an Australia-based IT services and solution provider for Australian telecom and technology companies. Under the terms of the agreement, the Company made a payment of $200 in cash for an initial equity interest of 20% of Salsatec in convertible redeemable preferred stock, with an exclusive option right to acquire the remaining 80% of the equity within the next 12 months. As the Group has significant influence over Salsatec, the investment has been recorded using the equity method of accounting.

The investment earnings generated from two equity method investments for the years ended December 31, 2008, 2009 and 2010 was $20, $69 and $151, respectively.